UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2021

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)

7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N	WFC.PRN	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series O	WFC.PRO	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series P	WFC.PRP	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series W	WFC.PRW	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series X	WFC.PRX	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE

Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE

Guarantee of 5.80% Fixed-to-Floating Rate Normal Wachovia Income Trust Securities of Wachovia Capital Trust III	WFC/TP	NYSE

Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 10, 2021, Wells Fargo & Company (the “Company”) issued a press release announcing it will redeem on March 15, 2021 (the “Redemption Date”) all 25,000 shares of its Non-Cumulative Perpetual Class A Preferred Stock, Series P (the “Series P Preferred Stock”) and all shares of the related depositary shares, each representing a 1/1,000th interest in a share of the Series P Preferred Stock (the “Series P Depositary Shares”). After giving effect to the redemption on the Redemption Date, no shares of the Series P Preferred Stock or the Series P Depositary Shares will remain outstanding.

The Company also announced in the press release that it will redeem on the Redemption Date all 40,000 shares of its Non-Cumulative Perpetual Class A Preferred Stock, Series W (the “Series W Preferred Stock”) and all of the related depositary shares, each representing a 1/1,000th interest in a share of the Series W Preferred Stock (the “Series W Depositary Shares”). After giving effect to the redemption on the Redemption Date, no shares of the Series W Preferred Stock or the Series W Depositary Shares will remain outstanding. The press release is included as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

On February 10, 2021, the Company also issued a press release announcing it will redeem on the Redemption Date 16,000 shares of its Non-Cumulative Perpetual Class A Preferred Stock, Series N (the “Series N Preferred Stock”) and 16,000,000 shares of the related depositary shares, each representing a 1/1,000th interest in a share of the Series N Preferred Stock (the “Series N Depositary Shares”). After giving effect to the partial redemption on the Redemption Date, 14,000 shares of the Series N Preferred Stock and 14,000,000 shares of the Series N Depositary Shares will remain outstanding. The press release is included as Exhibit 99.2 to this report and is incorporated by reference into this Item 8.01.

Also on February 10, 2021, the Company issued a press release announcing that Wachovia Capital Trust III (the “Trust”) will redeem all 2,500,000 of its 5.80% Fixed-to-Floating Rate Normal Wachovia Income Trust Securities, fully and unconditionally guaranteed (the “Guarantee”) by Wells Fargo & Company (the “Normal WITS”). The Normal WITS are mandatorily redeemable on such date as a result of the redemption by Wells Fargo & Company of its Class A Preferred Stock, Series I (the “Series I Preferred Shares”), held by U.S. Bank National Association as Property Trustee of the Trust. After giving effect to the redemptions, no Normal WITS or Series I Preferred Shares will remain outstanding and the Guarantee will also terminate. The press release is included as Exhibit 99.3 to this report and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Location

99.1	Press Release dated February 10, 2021.	Filed herewith

99.2	Press Release dated February 10, 2021.	Filed herewith

99.3	Press Release dated February 10, 2021.	Filed herewith

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: February 10, 2021	/s/ Bryant Owens
Bryant Owens
Senior Vice President and Assistant Treasurer